EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of Empire State Realty Trust, Inc. (the "Company"), hereby certifies, to his knowledge that the Amendment No.1 to the Annual Report on Form 10-K/A for the year ended December 31, 2023 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Anthony E. Malkin
Date: October 8, 2024		Anthony E. Malkin Chairman and Chief Executive Officer